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                                                                     EXHIBIT 4.1


                         PENTASTAR COMMUNICATIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             20,000,000 AUTHORIZED SHARES $.0001 PAR VALUE PER SHARE

                                                               CUSIP 709632 10 3





THIS CERTIFIES THAT



Is The Owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE
                           PER SHARE COMMON STOCK OF

                         PENTASTAR COMMUNICATIONS, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:



       SECRETARY                                  VICE PRESIDENT




                                     American Securities Transfer & Trust, Inc.,
                                     P.O. Box 1596, Denver, Colorado 80201
                                     By ________________________________________
                                        Transfer Agent & Registrar Authorized
                                          Signature.


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                         PENTASTAR COMMUNICATIONS, INC.

       The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM    -as tenants in common              UNIF GIFT MIN ACT-..............Custodian..............
       TEN ENT    -as tenants by the entireties                             (Cust)               (Minor)
       JT TEN     -as joint tenants with right of                          under Uniform Gifts to Minors
                   survivorship and not as tenants                     Act .................................
                   in common                                                          (State)

     Additional abbreviations may also be used though not in the above list.

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For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated  ________________



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                           NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:




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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.